ZACKS FUNDS

ZACKS MARKET NEUTRAL FUND
ZACKS MULTI-CAP OPPORTUNITIES FUND
Each a series of the Investment Managers Series Trust

SUPPLEMENT DATED SEPTEMBER 15, 2009
TO THE PROSPECTUS DATED APRIL 1, 2009

Please file this Prospectus Supplement with your records.

The following paragraph replaces the 3rd paragraph under the section entitled “Class A Shares Purchase Programs” on page 29 of the Prospectus:

By signing a Letter of Intent you can reduce your Class A sales charge.  Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent. Shares equal to 5.75% of the amount of the Letter of Intent will be held in escrow during the 13-month period. If, at the end of that time, the total net amount invested made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual net amount invested had the Letter of Intent not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you. If you establish a Letter of Intent with a Fund you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.

The following paragraph is deleted from the section entitled “Additional Share Purchase Programs” on page 33 of the Prospectus:

Reinstatement Privilege. If you sell shares of a Fund and then decide to invest with the same Fund again within three months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of the Fund at its current NAV and for purposes of sales charges it will be treated as if it had never left the Fund. You'll be reimbursed (in the form of Fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. You can only use the reinstatement feature once during the life of an account. The amount reinstated cannot exceed the dollar amount redeemed. To take advantage of this feature, contact the Funds’ transfer agent or your financial representative.